NOTICE AND PROXY STATEMENT
NAIC GROWTH FUND, INC.
NOTICE OF 2002 ANNUAL MEETING OF
SHAREHOLDERS
April 18, 2002

To the shareholders of the NAIC Growth Fund, Inc.:
Notice is hereby given that the 2002 Annual Meeting of Shareholders (the "Meeting") of the NAIC Growth Fund, Inc. (the
"Fund") will be held at the Fund's principal executive offices located at 711 West Thirteen Mile Road, Madison Heights,
Michigan, on Thursday, April 18, 2002 at 2:00 p.m. for the following purposes:

1.	To elect a Board of nine (9) Directors;
2.	To ratify or reject the selection of Arthur Andersen
	LLP as independent auditors of the Fund for the calendar year ending December 31, 2002; and
3.	To act upon such other business as may properly
	come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on February 21, 2002 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.
You are cordially invited to attend the Meeting.
Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy form and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.
	By Order of the Board of Directors

	Lewis A. Rockwell, Secretary
	February 27, 2002



PROXY STATEMENT

NAIC GROWTH FUND, INC.
711 West Thirteen Mile Road
Madison Heights,  Michigan 48071

2002 Annual Meeting of Shareholders
April 18, 2002

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NAIC Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2002 Annual Meeting of Shareholders of the Fund (the "Meeting"), to be held at the executive offices of the National Association of Investors Corporation, 711 West Thirteen Mile Road, Madison Heights, Michigan 48071, at 2:00 p.m. on April 18, 2002.
The approximate mailing date of this Proxy Statement is February
27, 2002.
All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein.
Unless instructions to the contrary are marked, proxies will be voted for the election of nine Directors and for the ratification of the independent auditors. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.
The Directors have fixed the close of business on February
21, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of December 31, 2001, the Fund had outstanding 2,158,842 shares of common stock, par value $0.001 per share.
To the knowledge of the Fund as of December 31, 2001, the following number of shares of the Fund's common stock $0.001 par value were beneficially owned by each officer, director and nominee and by all directors and officers of the Fund as a group. The address of each is the address of the Fund. No person is known by the Fund to be the beneficial owner of more than 5% of the Fund's issued and outstanding common stock.






			Number of Shares
			and Nature of
			Beneficial Ownership as of
	Owner		December 31, 2001 (a)	% of Class

All Oficerss and Directors
as a group (8 persons)		59,569		2.8%


Thomas E. O'Hara,
Chairman and Director		9,032		*


Kenneth S. Janke,
President, Treasurer and
Director			17,287		*


Lewis A. Rockwell,
Secretary and Director		16,654		*



Peggy L. Schmeltz,
Director			9,556		*


Cynthia P. Charles,
Director			1,980		*


Carl A. Holth,
Director			1,596		*


James M. Lane,
Director			2,300		*


Benedict J. Smith,
Director			1,164		*

Luke E. Sims,
Nominee for Director		95,486		4.4%


(a)	The nature of beneficial ownership of shares shown in this
column is sole voting and investment power unless otherwise indicated. The shares shown for Messrs. O'Hara, Janke and
Rockwell include 7,455 shares owned by the Mutual Investment
Club of Detroit Limited Partnership, a Michigan limited partnership, of which Messrs. O'Hara, Rockwell and Janke are general partners. The individual retirement accounts of Messrs. O'Hara and Janke are limited partners of the Mutual Investment Club of Detroit Limited Partnership. The shares shown for Messrs. O'Hara and Janke also include 335 shares owned by the National Association of Investors Corporation and held by NAIC Associates, a Michigan co-
partnership, a nominee partnership in which Messrs. O'Hara, Janke and James T. Sobol (Vice President of Finance of the National
Association of Investors Corporation) are the sole partners.   The
shares shown for Mr. Janke include 9036 shares owned by a trust of which he is trustee and 460 shares owned by his wife. The shares shown for Mrs. Charles include 985 shares owned jointly with her children. The shares shown for Mr. Holth are owned by a revocable living trust of which he is trustee. Mr. Sims has informed the Fund that he beneficially owns an aggregate of 95,486 shares, of which 45 are owned by his self-directed Keogh plan, 26,896 are owned individually, 17,415 are owned through custodianships for his children, and 51,130 are owned through a limited liability company established by Mr. Sims of which he is the sole manager, has complete control over the investment decisions and is the sole beneficial owner of the securities held by such limited liability company.
 * Less than 1%.


The Fund has no standing nominating or compensation committees of the Board of Directors, or committees performing similar functions. The Fund has a Management Proxy Committee comprised of Messrs. O'Hara and Janke to cast votes represented by properly executed proxies. The Fund also has an audit committee comprised of Messrs. O'Hara, Holth and Smith. The audit committee reviews the services provided by the Fund's independent accountants and consults with the accountants. Messrs. Holth and Smith are independent directors within the meaning of Rule
4200(a)(15) of the National Association of Securities Dealers' listing standards. A copy of the report of the audit committee is attached hereto as Exhibit A. The Board of Directors of the Fund has not adopted a written charter for the audit committee.
The Directors of the Fund know of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance
Directors and officers of the Fund and certain of its affiliates and beneficial owners of more than 10% of the Fund's common stock are required to file initial reports of ownership and reports of changes in ownership of the Fund's common stock pursuant to
Section 16(a) of the Securities Exchange Act of 1934, as amended.
The Fund has reviewed such reports received by it and written representations of such persons who are known by the Fund, and based solely upon such review, the Fund believes that during the year ended December 31, 2001 all filing requirements were met.




PROPOSAL NO. 1
(Election of Directors)
A Board of nine (9) Directors to serve for a term of one (1) year, or until their successors are elected and qualified, is to be elected at the Meeting. Unless authorization to do so is withheld, it is intended that the proxies will be voted for the election of the nominees named below. Directors will be elected by a plurality of votes cast at the Meeting. If any nominee becomes unavailable for election, an event not now anticipated by the Board of Directors, the proxy will be voted for such other nominee as may be designated by the Board of Directors. All nominees other than Luke E. Sims are presently Directors of the Fund and have consented to continuing as Directors. Mr. Sims has been nominated by the Board of Directors and has consented to serve as a Director if elected. Listed below are all nominees and their backgrounds. "Interested persons" of the Fund are those persons who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company
Act of 1940.





Nominee Directors
Nominee Directors Who Are Interested Persons of the Fund

Name, Address
and Age*
Position(s)
Held with
Fund
Term of
Office and
Length of
Time Served
Principal Occupation(s) During
Past 5 Years
Number of
Portfolios in Fund
Complex Overseen
by Director or
Nominee for
Director**
Other
Directorships
Held by
Director or
Nominee for
Director

Thomas E.
O'Hara
Age 86

Chairman of the Board and
DirectorTerm of office one year.
Served as a director since 1989.
Chairman Emeritus of the Board
and Trustee of the National
Association of Investors
Corporation, a nonprofit
corporation engaged in investment
education ("NAIC") and Chairman
Emeritus and Director of Growth
Fund Advisor, Inc., the Fund's
investment adviser (the
"Investment Adviser") February,
2002 to present. Chairman and
Trustee of NAIC and Chairman
and Director of the Investment
Adviser to February, 2002.
One
None.


Kenneth S.
Janke
Age 67

Director, President and Treasurer
Term of office one year. Served as a
director since 1989.Chairman, Chief Executive
Officer and Trustee of NAIC and Chairman,
Chief Executive Officer
and Director of the Investment
Adviser February, 2002 to present.
President and Trustee of NAIC and
President and Director of the
Investment Adviser to February,
2002.
One
Director,
AFLAC.

Lewis A.
Rockwell
Age 83

Director and Secretary
Term of office one year. Served as a
director since 1989. Counsel to the law firm of Bodman, Longley & Dahling LLP, counsel to the Fund, NAIC and the Investment Adviser; Trustee and
Secretary of NAIC; Director and
Secretary of the Investment Adviser.
One
None.

Peggy L.
Schmeltz
Age 74

DirectorTerm of office one year.
Served as a director since 1989.
Adult Education Teacher; Trustee
of NAIC; Director of Bowling
Green State University Foundation
Board.
One
None.

*The address of each is the address of the Fund. Messrs. O'Hara, Janke and Rockwell and Mrs. Schmeltz are interested persons of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. O'Hara is an interested person because he is a trustee of NAIC and a director of the Investment Adviser. Messrs. Janke and Rockwell are interested persons because they are trustees and officers of NAIC and directors and officers of the Investment Adviser, as noted above. Mrs. Schmeltz is an interested person because she is a trustee of NAIC.
**The Fund is not part of any fund complex.



Nominee Directors Who Are Not Interested Persons of the Fund

Name, Address
and Age*
Position(s)
Held with
Fund
Term of
Office and
Length of
Time Served
Principal Occupation(s) During
Past 5 Years
Number of
Portfolios in Fund
Complex Overseen
by Director or
Nominee for
Director**
Other
Directorships
Held by
Director or
Nominee for
Director

Cynthia P.
Charles
Age 80

DirectorTerm of office
one year. Served as a
director since 1989.Retired.
One
None.

Carl A. Holth
Age 69

DirectorTerm of office one year.
Served as a director since 1989.
President and Director, Greater
Detroit Capital Corporation;
Financial Consultant and President
of Carl A. Holth & Associates, Inc.
(a private financial consulting and
business appraisal firm); Director,
Sunshine Fifty, Inc., and Harrison
Piping Supply, Inc.
One
None.

Benedict J. Smith
Age 81

DirectorTerm of office one year.
Served as a director since 1989.
Retired; Director and Treasurer,
Detroit Executive Service Corps;
Director, Vista Maria; Trustee,
Henry Ford Health System,
Behavioral Services.
One
None.

James M. Lane
Age 72

DirectorTerm of office one year.
Served as a director since 1989.
Retired; Director, Chateau
Communities, Inc., Wheaton
College, William Tyndale College,
Baseball Chapel, Inc. and Christian
Camps, Inc.
One
None.

Luke E. Sims
Age 52

DirectorNominee for director for a
term of office of 1 year.
Counsel to the law firm of Foley &
Lardner; Director, Notre Dame
Middle School, Inc.
One Director, LaCrosse
Footwear, Inc.


*The address of each is the address of the Fund.
**The Fund is not part of any fund complex.
The Fund's Investment Adviser is a wholly owned subsidiary of N.A.I.C. Holding Corporation, a Michigan corporation which conducts no business activities. NAIC and N.A.I.C. Holding Corporation are each wholly owned subsidiaries of the National Association of Investment Clubs Trust (the "Trust"). Mr. O'Hara is the Chairman Emeritus and a Trustee of the Trust; Mr. Janke is the Chairman, Chief Executive Officer and a Trustee of the Trust; and Mr. Rockwell is the Secretary and a Trustee of the Trust. The Fund is the Investment Adviser's sole advisory client.
No director or nominee for election as director, nor any of their immediate family members, owns any securities beneficially or of record in the Fund's Investment Adviser or any of its affiliates. There were four meetings of the Board of Directors held during 2001. Each Director attended at least 75% of the meetings of the Board of Directors and committees of the Board on which he or she served during 2001.


Dollar Range of Common Stock Owned by Directors and Nominee
The following tables set forth the dollar range of the Fund's common stock, par value $0.001 per share, which is the Fund's only equity security, owned by each director and nominee, valued at price per share of $10.75 as of February 6, 2002.

Nominee Directors Who Are Interested Persons of the Fund

Name of Director or Nominee
Dollar Range of Equity Securities in the
Fund
Aggregate Dollar Range of Equity
Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*

Thomas E. O'Hara
$50,001 - $100,000
$50,001 - $100,000

Kenneth S. Janke
Over $100,000
Over $100,000

Lewis A. Rockwell
Over $100,000
Over $100,000

Peggy L. Schmeltz
Over $100,000
Over $100,000

*The Fund is not part of a family of investment companies.
Nominee Directors Who Are Not Interested Persons of the Fund

Name of Director or Nominee
Dollar Range of Equity Securities in the
FundAggregate Dollar Range of Equity
Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*

Cynthia P. Charles
$10,001 - $50,000
$10,001 - $50,000

Carl A. Holth
$10,001 - $50,000
$10,001 - $50,000

Benedict J. Smith
$10,001 - $50,000
$10,001 - $50,000

James M. Lane
$10,001 - $50,000
$10,001 - $50,000

Luke E. Sims
Over $100,000
Over $100,000

*The Fund is not part of a family of investment companies.

Compensation

The following table sets forth the aggregate compensation paid to all directors in 2001. Directors who are affiliated with the Investment Adviser or the Investment Adviser's affiliates do not receive any compensation for service as a director. The Chairman and President are not compensated by the Fund, except for reimbursement for out-of-pocket expenses relating to attendance at meetings and other operations of the Fund. No other officer of the Fund received compensation from the Fund in 2001 in excess of $60,000.

Directors Who Are Interested Persons of the Fund

Name of Person,
Position
Aggregate
Compensation from
Fund*
Pension or Retirement
Benefits Accrued as
Part of Fund Expenses
Estimated Annual
Benefits Upon
Retirement
Total Compensation
From Fund and Fund
Complex Paid to
Directors**

Thomas E. O'Hara,
Chairman and Director
None
None
None
None

Kenneth S. Janke,
President, Treasurer and
Director
None
None
None
None

Lewis A. Rockwell,
Secretary and Director
None
None
None
None

Peggy L. Schmeltz,
Director
$ 1900.00
None
None
$ 1900.00

*All amounts shown are for service as a director.
**The Fund is not part of any fund complex.
Directors Who Are Not Interested Persons of the Fund

Name of Person,
Position
Aggregate
Compensation from
Fund*
Pension or Retirement
Benefits Accrued as
Part of Fund Expenses
Estimated Annual
Benefits Upon
Retirement
Total Compensation
From Fund and Fund
Complex Paid to
Directors**

Cynthia P. Charles,
Director
$ 1900.00
None
None
$ 1900.00

Carl A. Holth, Director
$ 1900.00
None
None
$ 1900.00

James M. Lane,
Director
$ 1900.00
None
None
$ 1900.00

Benedict M. Smith,
Director
$ 1900.00
None
None
$ 1900.00

*All amounts shown are for service as a director.
**The Fund is not part of any fund complex.



PROPOSAL NO. 2
(Selection of Independent Accounts)
The Board of Directors has selected Arthur Andersen LLP, independent accountants, to examine the financial statements of the Fund for the year ending December 31, 2002. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants. Representatives of Arthur Andersen LLP are expected to be present at the Meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. There has been no change in the Fund's accountants since the creation of the Fund. The Board of Directors recommends that shareholders vote "FOR" the ratification of Arthur Andersen
LLP as the independent accountants for the Fund.

AUDIT FEES,
FINANCIAL INFORMATION, SYTEM DESIGNS AND
IMPLEMENTATION FEES, AND
ALL OTHER FEES
Fees paid to Arthur Andersen LLP for the last annual audit were $22,000. There were no financial information systems design and implementation fees or other fees paid to Arthur Andersen LLP for the year ending December 31, 2001.

PROPOSALS OF SHAREHOLDERS
Shareholder proposals for the 2003 Annual Meeting of Shareholders must comply with applicable rules of the Securities and Exchange Commission (including Rule 14a-8) and be received by the Fund at P.O. Box 220, Royal Oak, Michigan 48068 before the close of business on November 28, 2002 for consideration for inclusion in the Fund's proxy statement. Shareholder proposals should be addressed to the attention of the Fund's Secretary.

MISCELLANEOUS
The Board of Directors is not aware of any other business that will be presented for action at the Meeting. If any other business comes before the Meeting, the Management Proxy
Committee has been directed by the Board of Directors to cast such votes at its discretion. The cost of preparing and mailing the notice of meeting, proxy statement and proxy to the shareholders will be borne by the Fund.

By Order of the Board of Directors
February 27, 2002

	Lewis A. Rockwell, Secretary




EXHIBIT A

Report of Audit Committee


February 12, 2002

To the Board of Directors of the NAIC Growth Fund, Inc.:
We have reviewed and discussed with management the Fund's audited financial statements as of and for the year ended December 31, 2001.
We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.
61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.
We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard
No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.
Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report for the year ended December 31, 2001.

Thomas E. O'Hara, Chairman
Carl A. Holth, Member
Benedict J. Smith, Member